As filed with the U.S. Securities and Exchange Commission on December 20, 2023

Registration No. 333-275974

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

Form S-1

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

INTRUSION INC.

(Exact name of registrant as specified in its charter)

Delaware	3576	75-1911917
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

101 East Park Blvd, Suite 1200

Plano, Texas 75074

Telephone: (972) 234-6400
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Anthony Scott

Chief Executive Officer

Intrusion Inc.

101 East Park Blvd, Suite 1200

Plano, Texas 75074

Telephone: (972) 234-6400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Laura Anthony, Esq.

Craig D. Linder, Esq.

Anthony L.G., PLLC

1700 Palm Beach Lakes Blvd., Suite 820

West Palm Beach, Florida 33401

Telephone: (561) 514-0936

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☐

If an emerging growth company, indicate by check market if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a) may determine.

EXPLANATORY NOTE

Intrusion Inc. is filing this Amendment No. 1 to its registration statement on Form S-1 (File No. 333-275974) (the “Registration Statement”) as an exhibits-only filing. Accordingly, this amendment consists only of the facing note, this explanatory note, Item 16(a) of Part II of the Registration Statement, the signature page to the Registration Statement and the filed exhibits. The remainder of this Registration Statement is unchanged and has therefore been omitted.

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PART II

Item 16.	Exhibits and Financial Statement Schedules

(a)	Exhibits. The list of exhibits preceding the signature page of this registration statement is incorporated herein by reference.

(b)	Consolidated Financial Statement Schedules. All schedules are omitted because the required information is inapplicable, or the information is presented in the financial statements and the related notes.

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
3.1	Restated Certificate of Incorporation of the Company (Filed as an Exhibit to the Registrant’s Current Report on Form 8-K dated June 15, 2010, which Exhibit is incorporated herein by reference).

3.2	Certificate of Amendment to Certificate of Incorporation of the Company (Filed as an Exhibit to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (as amended), which Exhibit is incorporated herein by reference).

3.3	Bylaws of the Company (Filed as an Exhibit to the Registrant’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2000, which Exhibit is incorporated herein by reference).

3.4	Amended and Restated Bylaws of the Company (Filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on October 2, 2023, which Exhibit is incorporated herein by reference).

4.1	Specimen Common Stock Certificate (Filed as an Exhibit to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (as amended), which Exhibit is incorporated herein by reference).

4.2	Description of the Capital Stock of the Company (Filed as an Exhibit to the Registrant’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2021, which Exhibit is incorporated herein by reference).

4.3	Form of Convertible Promissory Note #1 Issued Under the Securities Purchase Agreement dated March 10, 2022, by and between the Registrant and Streeterville Capital, LLC (Filed as an Exhibit to the Registrant’s Current Report on Form 8-K filed on March 10, 2022, which Exhibit is incorporated by reference herein).

4.4	Form of Convertible Promissory Note #2 Issued Under the Securities Purchase Agreement dated March 10, 2022, by and between the Registrant and Streeterville Capital, LLC (Filed as an Exhibit to the Registrant’s Current Report on Form 8-K filed on March 10, 2022, which Exhibit is incorporated by reference herein).

4.5	Form of Warrant Issued under that Securities Purchase Agreement between the Registrant and the Purchaser identified on the signature pages thereto, dated September 12, 2022 (Filed as an Exhibit to the Registrant’s Current Report on Form 8-K filed on September 12, 2022, which Exhibit is incorporated by reference herein).

4.6	Form of Common Stock Purchase Warrant (Filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on November 9, 2023, which Exhibit is incorporated herein by reference).

4.7	Form of Placement Agent Warrant (Filed as Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed on November 9, 2023, which Exhibit is incorporated herein by reference).

5.1	Opinion of Anthony L.G., PLLC (Filed as Exhibit 5.1 to the Registrant’s Registration Statement on Form S-1 filed on December 11, 2023, which Exhibit is incorporated herein by reference).

10.1	Securities Purchase Agreement dated March 10, 2022, by and Between the Registrant and Streeterville Capital, LLC (Filed as an Exhibit to the Registrant’s Current Report on Form 8-K filed on March 10, 2022, which Exhibit is incorporated by reference herein).

10.2	Amendment dated January 11, 2023, to the Securities Purchase Agreement dated March 10, 2022, by and between the Registrant and Streeterville Capital, LLC. (Filed as an Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on January 17, 2023).

10.3	Securities Purchase Agreement between the Registrant and the Purchasers identified on the signature pages thereto, dated September 12, 2022 (Filed as an Exhibit to the Registrant’s Current Report on Form 8-K filed on September 12, 2022, which Exhibit is incorporated by reference herein).

10.4	Note Purchase Agreement dated February 23, 2023, by and between the Company and Streeterville Capital, LLC (Filed as an Exhibit 10.1 to Registrant’s Current Report on Form 8-K on March 1, 2023).

10.5	Sublease Agreement between the Registrant and CliftonLarsonAllen LLP dated September 28, 2020 (Filed as an Exhibit to the Registrant’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2020, which Exhibit is incorporated herein by reference).

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10.6	Lease between the Registrant and JBA Portfolio, LLC, executed as of February 3, 2021 (Filed as an Exhibit to the Registrant’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2020, which Exhibit is incorporated herein by reference).

10.7†	Amended and Restated 401(k) Savings Plan of the Registrant (Filed as an Exhibit to the Registrant’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2000, which Exhibit is incorporated herein by reference).

10.8†	Intrusion Inc. 401(k) Savings Plan Summary of Material Modifications (Filed as an Exhibit to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, which Exhibit is incorporated herein by reference).

10.9†	Amended 2005 Stock Incentive Plan of the Registrant (Filed as an Exhibit to the Registrant’s Current Report on Form 8-K dated June 15, 2005, which Exhibit is incorporated herein by reference).

10.10†	2015 Stock Incentive Plan of the Registrant (Filed as an Exhibit to the Registrant’s Definitive Proxy Statement on Schedule 14A in connection with the solicitation of proxies for its Annual Meeting of Stockholders held May 14, 2015, which Exhibit is incorporated herein by reference).

10.11†	Form of Notice of Grant of Stock Option (Filed as an Exhibit to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (as amended), which Exhibit is incorporated herein by reference).

10.12†	Form of Stock Option Agreement (Filed as an Exhibit to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (as amended), which Exhibit is incorporated herein by reference).

10.13†	Form of Notice of Grant of Non-Employee Director Automatic Stock Option (Initial Grant) (Filed as an Exhibit to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (as amended), which Exhibit is incorporated herein by reference).

10.14†	Form of Notice of Grant of Non-Employee Director Automatic Stock Option (Annual Grant) (Filed as an Exhibit to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (as amended), which Exhibit is incorporated herein by reference).

10.15†	Form of Automatic Stock Option Agreement (Filed as an Exhibit to the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (as amended), which Exhibit is incorporated herein by reference).

10.16†	Intrusion Inc. Amended 2021 Omnibus Incentive Plan (Filed as an Exhibit to the Registrant’s Current Report on Form 8-K filed on May 22, 2023, which Exhibit is incorporated by reference herein).

10.17†	Form of Incentive Stock Option Award Agreement to the Intrusion Inc. 2021 Omnibus Incentive Plan (Filed as an Exhibit to the Registrant’s Quarterly Report on Form 10-Q filed on November 12, 2021, which Exhibit is incorporated by reference herein).

10.18†	Form of Restricted Stock Award Agreement to the Intrusion Inc. 2021 Omnibus Incentive Plan (Filed as an Exhibit to the Registrant’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2022, which Exhibit is incorporated herein by reference).

10.19†	Form of Non-Qualified Stock Option Agreement to the Intrusion Inc. 2021 Omnibus Incentive Plan (Filed as an Exhibit to the Registrant’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2022, which Exhibit is incorporated herein by reference)

10.20	Sales Agreement, dated August 5, 2021, between the Registrant and B. Riley Securities, Inc. (Filed as an Exhibit to the Registrant’s Registration Statement on Form S-3 filed on August 5, 2021, which Exhibit is incorporated by reference herein).

10.21†	Executive Employment Agreement between Intrusion Inc. and Anthony Scott, dated November 11, 2021 (Filed as an Exhibit to the Registrant’s Current Report on Form 8-K filed on November 17, 2021, which Exhibit is incorporated by reference herein).

10.22	2023 Employee Stock Purchase Plan of the Registrant (Filed as an Exhibit to the Registrant’s Definitive Proxy Statement on Schedule 14A in connection with the solicitation of proxies for its Annual Meeting of Stockholders held May 16, 2023, which Exhibit is incorporated herein by reference).

10.23	First Amendment of Executive Employment Agreement between Intrusion Inc. and Anthony Scott, dated March 27, 2023 (Filed as an Exhibit to the Registrant’s Current Report on Form 8-K filed on March 31, 2023, which Exhibit is incorporated by reference herein).

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10.24	Forbearance and Standstill Agreement, dated as of August 2, 2023, between Intrusion Inc. and Streeterville Capital, LLC (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on August 7, 2023, which Exhibit is incorporated by reference herein).

10.25	Amendment to Forbearance Agreement, dated as of August 7, 2023, between Intrusion Inc. and Streeterville Capital, LLC (Filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on August 7, 2023, which Exhibit is incorporated by reference herein).

10.26	Security Agreement, dated as of August 2, 2023, by Intrusion Inc. in favor of Streeterville Capital, LLC (Schedule A to Forbearance and Standstill Agreement, dated as of August 2, 2023, between Intrusion Inc. and Streeterville Capital, LLC) (Filed as an Exhibit to the Registrant’s Current Report on Form 8-K filed on August 7, 2023, which Exhibit is incorporated by reference herein).

10.27	Stipulation of Compromise and Settlement, dated September 28, 2023 (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on October 2, 2023, which Exhibit is incorporated herein by reference).

10.28	Form of Securities Purchase Agreement between the Company and the Purchasers dated November 8, 2023 (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on November 9, 2023, which Exhibit is incorporated herein by reference).

10.29	Form of Placement Agent Agreement between the Company and Wellington Shields & Co. LLC dated November 8, 2023 (Filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on November 9, 2023, which Exhibit is incorporated herein by reference).

10.30	Form of Lock-up Agreement (Filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on November 9, 2023, which Exhibit is incorporated herein by reference).

14.1	Code Of Conduct (Filed as an Exhibit to the Registrant’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2021, which Exhibit is incorporated herein by reference).

21.1	List of Subsidiaries (Filed as Exhibit 21 to the Registrant’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2022, which Exhibit is incorporated herein by reference).

23.1*	Consent of Whitley Penn LLP, Independent Registered Public Accounting Firm.

23.3	Consent of Anthony L.G., PLLC (incorporated in Exhibit 5.1).

24.1*	Power of Attorney (included on the signature page).

107**	Filing Fee Table

†	Management contract, compensation plan or arrangement.
*	Filed herewith.
**	Previously filed.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plano, Texas on December 20, 2023.

Intrusion Inc.

By:	/s/ Anthony Scott
Anthony Scott,
Chief Executive Officer

KNOW ALL PERSONS BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Anthony Scott and Kimberly Pinson and each of them acting singly, his true and lawful attorney-in-fact and agent with full power of substitution, for him and in his name, place, and stead, in any and all capacities, to sign (1) any and all amendments (including post-effective amendments) to this Registration Statement, and (2) any registration statement or post-effective amendment thereto to be filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority, granting unto each said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities held on December 20, 2023.

Name	Title

/s/ Anthony Scott	Chief Executive Officer, President and Director
Anthony Scott	(Principal Executive Officer)

/s/ Kimberly Pinson	Chief Financial Officer
Kimberly Pinson	(Principal Financial Officer and Principal Accounting Officer)

/s/ Anthony J. LeVecchio	Chairman and Director
Anthony J. LeVecchio

/s/ James F. Gero	Director
James F. Gero

/s/ Katrinka B. McCallum	Director
Katrinka B. McCallum

/s/ Gregory K. Wilson	Director
Gregory K. Wilson

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